Orrstown Financial Services, Inc.

Investor Presentation

KBW Community Bank Investor Conference – New York

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

July 31, 2013

Forward Looking Information

This presentation may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements related to improving credit, improving core fundamental operations, improving operational efficiency, cost savings, growing core earnings through expense reduction and revenue growth, investments in revenue generating lines of business, preserving capital, serving shareholder returns, expanding core funding, converting non-performing assets to earning assets, being well positioned for selective loan growth, our target efficiency ratio in the next 36 months, our initiatives meeting return on capital minimums, and strong reserve coverage. Actual results and trends could differ materially from those set forth in such statements and there can be no assurances we will: improve credit, improve core fundamental operations, improve operational efficiency, achieve cost savings, grow core earnings, grow our revenues, reduce expenses, expand our business, preserve capital, provide the return that our shareholders may expect, expand core funding, convert non-performing assets to earning assets, grow our loan portfolio, achieve our target efficiency ratio in the next 36 months, or that our initiatives will meet return on capital minimums or that our reserves will be adequate. Factors that could cause actual results to differ from those expressed or implied by the forward-looking statements include, but are not limited to, the following: ineffectiveness of the Company's business strategy due to changes in current or future market conditions; the effects of competition, including industry consolidation and development of competing financial products and services; changes in laws and regulations, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; interest rate movements; changes in credit quality; inability to raise capital under favorable conditions, volatilities in the securities markets, deteriorating economic conditions, and other risks and uncertainties, including those detailed in Orrstown Financial Services, Inc.'s Form 10-K for the fiscal year ended December 31, 2012 and 2011 and Form 10-Qs for the quarters ended March 31, 2012, June 30, 2012, September 30, 2012 and March 31, 2013, and other filings made with the Securities and Exchange Commission. The statements are valid only as of the date hereof and Orrstown Financial Services, Inc. disclaims any obligation to update this information.

Investment Considerations

Orrstown Financial Services, Inc. (ORRF)

Central Pennsylvania Community Banking Organization

Total Assets $1.2B; Market Cap of $109M

- ✓ Financial performance historically above peers
- ✓ Late to the credit challenge cycle (2011 - 2012)
- ✓ Dealt with issues swiftly and decisively
- ✓ Continued to invest during challenging times
- ✓ Significant management changes
- ✓ Returned to profitability 4Q 2012
- ✓ Improving performance through 2013
- ✓ Attractive relative valuation

Experienced Leadership Team

Name / Title	Banking Experience	Joined ORRF	Experience / Disciplines	Prior Experience
Thomas R. Quinn *President and CEO*	23 Years	2009	CEO, Strategy, Sales, Executive	Citi, Fifth Third
David P. Boyle *Chief Financial Officer*	22 Years	2012	Finance, Treasury, Strategy, Executive	PNC/National City, Wayne Bancorp
Jeffrey M. Seibert *Chief Operating Officer*	32 Years	2012	Credit, Lending, Sales, Executive	Susquehanna, Peoples, Community Banks
David D. Keim *Chief Risk Officer*	41 Years	2012	Credit, Risk, Governance	Susquehanna
Benjamin Wallace *EVP Operations / Tech*	12 Years	2013	Technology, Legal, Operations, Executive	JPM/Chase
Philip Fague *EVP Mortgage / Trust*	25 Years	1997	Mortgage, Trust, Retail, Lending, Executive	Orrstown Bank
Robert Coradi *Chief Credit Officer*	25 Years	2012	Credit, Operations, Executive	Susquehanna

Orrstown Financial Services, Inc.

- ✓ $1.2 billion in assets
- ✓ Headquartered in Shippensburg, PA
- ✓ 21 locations in Pennsylvania and Maryland
  - 9 branches in Cumberland
  - 7 branches in Franklin
  - 4 branches in Perry
  - 1 branch in Washington
- ✓ Customer-focused business model with nearly 100 years of success
- ✓ In addition to community banking services, provides trust & investment services to individuals, businesses, non-profits and municipalities (over $1 billion of trust assets as of June 30, 2013)
- ✓ Trades on the NASDAQ under the symbol "ORRF"


ORRSTOWN BANK


Philadelphia
Baltimore

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Market Area


UNITED STATES
MASS.
CONN.
Cleveland
Erie
Akron
Pittsburgh
Harrisburg
N.J.
New York
Philadelphia
Baltimore
Dover
MD.
Washington, D.C.

- ✓ Currently operating 21 full-service locations along the Route 81 corridor from Washington County, Maryland through Franklin, Cumberland and Perry Counties, Pennsylvania
- ✓ The combined population of the current market area is approximately 580,000 as of June 30, 2012
- ✓ The current combined market has $10.2 billion in total deposits as of June 30, 2012
- ✓ Orrstown has over a billion in deposits as of June 30, 2012 or approximately 11.3% of the total market share
- ✓ 3 targeted counties to the East represent growth markets of approximately $22 billion in deposits
- ✓ Harrisburg is approximately 70 miles from Baltimore, 90 miles from Philadelphia and 95 miles from Washington D.C.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Strategic Initiatives

✓ **Completing Credit Turnaround**

- Asset quality remediation, including loan workouts, additional structural enhancements, and multiples sales of non performing assets to third parties have driven an 83% reduction in non performing assets from December 31, 2011
- Asset quality metrics are now more comparable to "pre-crisis" levels

✓ **Improving Fundamental Operations**

- Grow earnings through expense reduction and revenue expansion
- Focused on transitioning balance sheet from investments/liquidity into lending activities
- "Operation Bottom Line" announced in December 2012 will drive improved operational efficiency through targeted cost savings initiatives and investments in revenue generating lines of business
- Returned to profitability in the 4Q of 2012 and grew profitability in the first 2 quarters of 2013

✓ **Franchise Rationalization and Expansion**

✓ **Management Team Accountable for Results**

✓ **Preserve and Continue to Grow Capital Position**

✓ **Financial Discipline Serving Shareholder Returns**

Summary Financial Highlights

(Dollars in 000's, except per share data)	Year Ended December 31,					YTD Q2
Balance Sheet:	2008	2009	2010	2011	2012	2013
Total Assets	$ 1,051,783	$ 1,196,432	$ 1,511,722	$ 1,444,097	$ 1,232,668	$ 1,191,217
Total Gross Loans	820,468	881,074	966,986	967,993	711,601	672,755
Total Deposits	757,368	915,170	1,188,377	1,216,902	1,085,039	1,035,483
Total Equity	103,347	110,886	160,484	128,197	87,694	87,804
Results of Operations:						
Net Income (Loss)	$ 13,103	$ 13,373	$ 16,581	$ (31,964)	$ (38,454)	$ 4,968
Diluted Earnings (Loss) Per Share	$ 2.03	$ 2.07	$ 2.17	$ (3.98)	$ (4.77)	$ 0.61
Return on Average Assets	1.38%	1.19%	1.21%	-2.11%	-2.84%	0.84%
Return on Average Equity	13.20%	12.48%	11.22%	-20.33%	-35.22%	11.35%
Return on Average Tangible Equity (1)	17.02%	15.73%	13.19%	-9.17%	-35.40%	11.29%
Net Interest Margin	3.93%	3.66%	3.73%	3.66%	3.12%	2.98%
Efficiency Ratio (2)	56.7%	58.9%	54.9%	55.2%	72.2%	80.3%
Noninterest Expense / Average Assets	2.97%	2.81%	2.67%	3.98%	3.21%	3.57%
Capital Adequacy:						
Tangible Common Equity / Tangible Assets (3)	7.97%	7.65%	9.38%	8.81%	7.05%	7.50%
Total Risk-based Capital Ratio	10.9%	11.4%	14.8%	13.0%	12.2%	13.9%
Asset Quality:						
NPA's / Assets (4)	0.68%	0.96%	1.22%	7.88%	1.86%	1.75%
Loan Loss Reserves / NPLs (5)	109.6%	106.2%	92.5%	39.2%	110.1%	101.8%
Loan Loss Reserves / Gross Loans	0.87%	1.26%	1.66%	4.53%	3.29%	2.99%

Third consecutive quarter of improving profitability

1. Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts, including management's definition of tangible assets and tangible equity. The most directly comparable GAAP-based measure is return on average equity.
2. The efficiency ratio expresses noninterest expense as a percentage of tax equivalent net interest income and noninterest income, excluding securities gains, intangible amortization and impairment, and other non-recurring items.
3. The ratio of tangible common equity, or TCE, to tangible assets, or TA, is a non-GAAP-based financial measure. In order to calculate tangible common equity and tangible assets, the Company's management subtracts intangible assets from both common equity and assets. The most directly comparable GAAP-based measure is the ratio of stockholders' equity to assets.
4. NPAs defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.
5. NPLs include nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing.

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Fundamental Operations

Earnings Summary

(Dollars in 000s)		For the Quarter Ended,				
		6/30/12	9/30/12	12/31/12	3/31/13	6/30/13
	Net Interest Income (FTE)	$10,129	$9,574	$8,954	$8,562	$8,113
	Noninterest Income	7,027	4,880	5,164	4,432	4,664
	Noninterest Expense	10,733	11,133	10,600	10,949	10,327
	Pre-Tax/ Pre-Provision Income (FTE)	$6,423	$3,321	$3,518	$2,045	$2,450
	Non-core Items:					
(Less)	Realized Gain on Securities	$2,595	($2)	-	$122	-
+	Goodwill Impair. & Intang. Amt.	52	52	52	52	52
+	Collection and Problem Loan	579	593	407	182	199
+	Other Litigation Charges	-	-	50	371	-
+	Real Estate Owned Expenses[1]	100	230	128	43	17
	"Adjusted" Earnings[2]	**$4,559**	**$4,198**	**$4,155**	**$2,571**	**$2,718**
	"Adjusted" PTPP Return on Assets	1.28%	1.29%	1.33%	0.86%	0.91%
	Efficiency Ratio[3]	72.7%	75.1%	73.5%	81.4%	80.3%
	Net Interest Margin	2.96%	3.10%	3.00%	3.07%	2.89%

1. Real Estate Owned Expenses include OREO expenses, gains and losses.
2. "Adjusted Earnings" is a non-GAAP-based financial measure calculated using non-GAAP-based amounts, including management's definition of "non-core" items.
3. The efficiency ratio expresses noninterest expense as a percentage of tax equivalent net interest income and noninterest income, excluding securities gains, goodwill impairment, and other non-recurring items (excludes other litigation expenses for 3/31/13 and 12/31/12).

- ✓ **Net Interest Margin**
  - Use current market opportunities to expand core funding
  - Convert NPAs to earning assets
  - Require pricing discipline amid competitors leading with price
- ✓ **Loan Growth**
  - Expansion on key lines of business (C&I, medical and professional)
  - Well positioned near substantial markets allowing for selective loan growth
- ✓ **Increasing Fee Income**
  - Target leveraging both deposit and loan customers
  - Both wealth management lines and transaction fees
- ✓ **Efficiency Ratio**
  - Branch optimization and expansion - disciplined return on invested capital approach
  - Utilize experiences of new management team members
  - Continual upgrading of employee talent level - driving revenue will lower efficiency ratio
  - **"Operation Bottom Line": 58% - 62% target efficiency ratio in the next 36 months**

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Diverse and Growing Revenue Stream

- Non-interest income continues to be a stable and significant source of revenue
- Mortgage banking favorably influenced by continued low interest rate environment and greater stability in the real estate market
- Orrstown Financial Advisors continues to generate solid trust and brokerage revenue
- Overall, favorable market conditions, combined with new business opportunities has led to an enhanced revenue stream

2013 YTD Noninterest Income Composition



Total: $ 9,096
Other 11%
Trust/ Brokerage 37%
Deposit Fees 32%
Mortgage Banking 20%

Noninterest Income / Total Revenue (%)[1]



40.0%
30.0%
20.0%
10.0%
0.0%
27.4%
31.4%
34.8%
37.7%
34.7%
36.2%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

1. Note: noninterest income excludes gain on securities, total revenue includes net interest income and noninterest income (excluding gain on securities)

Deposit Franchise

- Significant deposit franchise - with over 80% "core"
- Limited use of wholesale and brokered deposits
- Effectively managing the cost of deposits which declined to 0.44% for the quarter ended June 30, 2013

Deposit Composition (6/30/13)


$1.04 Billion
MMDA & Savings, 20.1%
Demand, 11.5%
Time > $100K, 19.6%
Now & Other Trans., 34.2%
Time <$100K, 14.6%

Cost of Total Deposits (%)


0.80%
0.60%
0.40%
0.20%
0.00%
0.66%
0.62%
0.54%
0.49%
0.46%
0.44%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Capital Position

6/30/13 Capital Ratios (%)


16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.7%
7.5%
12.6%
13.9%
"Well Cap."
"Well Cap."
"Well Cap."
TCE Ratio
Leverage Ratio
Tier 1 Risk - Based Ratio
Total Risk - Based Capital Ratio

- Regulatory Capital levels are solidly above "well capitalized". Expect to be Basel III compliant within timeframe.
- Simple capital structure – no trust preferred, TARP or holding company debt
- Common dividend was suspended in 2011 to preserve capital
- Deferred tax valuation allowance of $20 million at June 30, 2013, combined with recent profitability implies future potential upside to capital ratios

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Diversified Loan Portfolio

Loans Held for Investment Composition (6/30/13)

$673 Million
MRQ Yield: 4.84%



Construction, $24,728 , 4%
Other, $6,637 , 1%
Multi Family, $19,769 , 3%
Non-Owner Occupied Real Estate, $128,095 19%
1-4 Family, $177,303 26%
Home Equity, $98,951 , 15%
Owner Occupied Real Estate, $126,325 19%
Commercial, $26,186 , 4%
Municipal, $64,761 , 9%

Non-Performing Loans by Type (6/30/13)[1]

$18.0 Million



Non-Owner Occupied Real Estate, $1,558 , 9%
Construction, $2,511 , 14%
1-4 Family, $7,165 , 40%
Owner Occupied Real Estate, $5,219 , 29%
Commercial, $605 , 3%
Home Equity, $988 , 5%

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Note: Dollar amount in $000s.
1. NPLs include nonaccrual loans, restructured loans and loans past due 90 days or more and still accruing.

Completing Credit Turnaround

✓ **Significant Reduction in NPAs**

- Asset quality issues were addressed quickly and aggressively in 2012
- "Risk Assets" totaled $20.8 million at June 30, 2013, a 82% reduction from $113.8 million at December 31, 2011
- Risk Assets to assets of 1.75% as of June 30, 2013 is now in-line with peers and more comparable to pre-crisis levels



($000s)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$113,800
$88,317
$63,560
$64,391
$22,911
$19,223
$20,810
Down 82%
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13

✓ **Aggressive Resolution of Problem Assets**

- Fourth quarter 2012 loan sale of 172 distressed commercial loans with a book balance of $45.6 million significantly reduced non-performing asset levels
- OREO exits have balanced capital considerations as well as substantial "soft costs" in holding

✓ **NPA Inflows Continue to Slow**

✓ **Future CRE and A&D will be Limited and Targeted**

✓ **Strong Reserve Coverage**

- The allowance for loan losses totaled $20.1 million at June 30, 2013, or approximately 3.0% of gross loans and 102% of NPLs

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Note: Non-Performing assets defined as nonaccrual loans, restructured loans and still accruing, loans past due 90 days or more and still accruing, and real estate owned.

Transitioning to Offense - Expansion Opportunities

- ✓ Shareholder Focus – ROI /Accretion
- ✓ New Markets
  - Targeting attractive adjacent markets
  - Hiring top talent in Lancaster, York and Hagerstown, MD
- ✓ Loan Production Offices
- ✓ Full Service Branches
- ✓ Investment and Trust Services
- ✓ Branch Franchise Acquisitions
- ✓ Whole Company Mergers

Potential Expansion Markets (Illustrative 100 Mile Radius)



UNITED STATE
PENNSYLVANIA
Allentown
Pittsburgh
Paterson
Newark
NEW JERSEY
Philadelphia
MARYLAND
Baltimore
Washington
D.C.
Alexandria
DELAWARE

Each initiative will meet return on capital minimums

Summary Highlights

- ✓ Established South Central Pennsylvania bank
- ✓ Deep and experienced Management team with strong operational ability
- ✓ Aggressively dealt with asset quality issues, with ratios that are now in-line with peers as a result of 2012 strategies
- ✓ Strategic plans in place to drive core earnings growth, with a return to profitability in the fourth quarter of 2012 and improved profitability in the first 2 quarters of 2013
- ✓ Well-positioned for future growth throughout the region
- ✓ Compelling absolute and relative valuation

Appendix

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Non-Performing Asset Summary

(dollars in thousands)	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	3/31/13	6/30/13	% Change Q2'13 vs. Q4'11	% Change Q2'13 vs. Q1'12
Non-Accrual Loans	$ 83,697	$ 82,058	$ 56,917	$ 57,780	$ 17,943	$ 14,220	$ 18,047	(78%)	(78%)
OREO	2,165	2,413	2,337	2,575	1,876	1,925	1,072	(50%)	(56%)
Non-Performing Assets	$ 85,862	$ 84,471	$ 59,254	$ 60,355	$ 19,819	$ 16,145	$ 19,119	(78%)	(77%)
Restructured Loans Still Accruing	27,917	3,844	2,831	3,113	3,092	3,078	1,691	(94%)	(56%)
90+ Days Delinquent Still Accruing	-	2	1,275	923	-	-	-	NA	(100%)
Total "Risk Assets"	$ 113,779	$ 88,317	$ 63,360	$ 64,391	$ 22,911	$ 19,223	$ 20,810	(82%)	(76%)
Asset Quality Ratios:									
Non-Accrual Loans / Loans	8.67%	9.13%	6.79%	7.19%	2.55%	2.11%	2.68%		
NPAs/Assets[1]	5.95%	5.84%	4.46%	4.75%	1.61%	1.35%	1.60%		
NPAs /Loans + OREO	8.87%	9.37%	7.05%	7.49%	2.81%	2.39%	2.84%		
"Risk Assets" /Loans + OREO	11.76%	9.80%	7.54%	7.99%	3.25%	2.84%	3.09%		
"Risk Assets"/Assets[2]	7.88%	6.10%	4.77%	5.07%	1.86%	1.61%	1.75%		
Allowance for Loan Losses/ Loans	4.53%	3.13%	4.32%	4.57%	3.29%	3.25%	2.99%		
Allowance for Loan Losses/ Non-Accrual Loans	52.2%	34.3%	63.7%	63.5%	129.1%	154.1%	111.4%		
Allowance for Loan Losses/ Non-Accrual + Restructure	39.2%	32.8%	60.6%	60.3%	110.1%	126.7%	101.8%		

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

1. Non-Performing Assets = Nonaccrual + OREO.
2. "Risk Assets" = Nonaccrual + Restructured and still accruing + 90 day past due and still accruing + OREO.

Asset Quality Trends

NPAs (Incl. TDRs) & 90+PD / Assets(1)



9.00%
7.50%
6.00%
4.50%
3.00%
1.50%
0.00%
0.68%
0.96%
1.22%
7.88%
1.86%
1.75%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q2
Peers
ORRF

Allowance for Loan Losses / Loans



6.00%
4.50%
3.00%
1.50%
0.00%
0.87%
1.26%
1.66%
4.53%
3.29%
2.99%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q2
Peers
ORRF

Allowance for Loan Losses / NPLs(2)



200%
160%
120%
80%
40%
0%
109.6%
106.2%
92.5%
39.2%
110.1%
101.8%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q2
Peers
ORRF

NCOs / Avg. Loans



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
0.06%
0.11%
0.44%
3.11%
8.01%
0.25%
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q2
Peers
ORRF

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

Source SNL Financial. Peer data reflects medians as of the most recent period reported. Consist of 19 exchange traded institutions headquartered in the Mid-Atlantic with assets between $1.0 and $2.0 billion (12 institutions as of 6/30/13).

1. Non-Performing Assets = Nonaccrual + Restructured and still accruing + 90 day past due and still accruing + OREO.
2. Non-Performing Loans = Nonaccrual + Restructured and still accruing + 90 day past due and still accruing.